DUNHAM FUNDS

Supplement dated September 4, 2009

to the Prospectuses dated March 2, 2009, as supplemented

Effective September 1, 2009, Rafael A. Villagran has been added as a portfolio manager of the Large Cap Growth Fund. Richard N. Stice will remain primarily responsible for the day-to-day management of the Large Cap Growth Fund. The following biography of Rafael A. Villigran is in addition to the other investment team members provided on page 54 of the Class A prospectus, page 50 of the Class C prospectus and page 52 of the Class N prospectus:

Rafael A. Villagran

Mr. Villagran is the Chief Investment Officer for Rigel and is responsible for portfolio management, market analysis and securities research. Mr. Villagran has over 20 years of diverse investment experience in portfolio management, securities research and strategic advisory. Most recently, Rafael Villagran founded Genesia Capital Advisors, LLC in 2008. Prior to joining Rigel in 2002, Mr. Villagran held senior portfolio management positions at Sound Capital Partners (division of The Burridge Group LLC), and Bank of America Capital Management.

This Supplement, and the existing Prospectus and Statement of Additional Information dated March 2, 2009, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectuses, as supplemented, and the Statement of Additional Information dated March 2, 2009 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-800-442-4358.

Supplement dated September 4, 2009